Restricted Net Assets	12 Months Ended
Dec. 31, 2012
RESTRICTED NET ASSETS [Abstract]
Restricted Net Assets

25. RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiary, VIE and VIE’s subsidiaries only from their retained earnings, if any, determined in accordance with PRC GAAP. In addition, the Company’s subsidiary, VIE and VIE’s subsidiaries in China are required to make annual appropriations of 10% of after-tax profit to general reserve fund or statutory surplus fund. As a result of these PRC laws and regulations, the Company’s PRC subsidiary, VIE and VIE’s subsidiaries are restricted in their abilities to transfer net assets to the Company in the form of dividends, loans or advances. Total restricted net assets of the Company’s PRC subsidiary, VIE and VIE’s subsidiaries were US$30,482 and US$66,533 as of December 31, 2011 and 2012, respectively.